Exhibit 4.1

SUPPLEMENTAL INDENTURE

Dated as of January 1, 2024

To

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921

as Amended and Restated

as of April 7, 2005

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

(f/k/a BANKERS TRUST COMPANY),

Trustee

4.65% First and Refunding Mortgage Bonds, 2024 Series A, due 2029

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY
Supplemental Indenture, Dated as of January 1, 2024

SCHEDULE A - Form of Bond of 2024 Series A, Form of Trustee’s Certificate

SCHEDULE B - Property Subject to the Lien of the Mortgage

i

SUPPLEMENTAL INDENTURE, dated as of January 1, 2024, between THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as Eversource Energy, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), a corporation organized and existing under the laws of the State of New York (hereinafter called “Trustee”).

WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and ninety-two Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009, October 1, 2011, January 1, 2013, April 1, 2014, May 1, 2015, November 1, 2015, March 1, 2017, August 1, 2017, March 1, 2018, March 1, 2019, September 1, 2019, December 1, 2020, June 1, 2021, January 1, 2023 and July 1, 2023 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, including as amended and restated in its entirety on April 7, 2005, being hereinafter generally called the “Mortgage Indenture,” and (ii) together with said Supplemental Indentures thereto, the “Mortgage”), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $4,619,845,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

WHEREAS, the Company, by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage, has duly determined to create a further series of bonds under the Mortgage to be designated “4.65% First and Refunding Mortgage Bonds, 2024 Series A, due 2029” (hereinafter generally referred to as the “bonds of 2024 Series A”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess initially of Three Hundred Fifty Million Dollars ($350,000,000) in aggregate principal amount of bonds of 2024 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2024 Series A, to subject such additional property to the lien of the Mortgage and to confirm the lien of the Mortgage on the Property referred to below, all as permitted by Sections 401 and 1301(d) and (f) of the Mortgage Indenture; and

WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 2024 Series A, when executed by the Company and authenticated by the Trustee, the valid, binding and legal obligations of the Company have been authorized and performed;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

Subject, however, to Permitted Liens, as defined in the Mortgage Indenture.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

And it is hereby covenanted that all such bonds of 2024 Series A are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 2024 SERIES A

SECTION 1.01.      Designation; Amount. The bonds of 2024 Series A shall be designated “4.65% First and Refunding Mortgage Bonds, 2024 Series A, due 2029” and shall initially be authenticated in the aggregate principal amount of Three Hundred Fifty Million Dollars ($350,000,000). The initial issue of the bonds of 2024 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture. Additional bonds of 2024 Series A, without limitation as to amount, having the same terms and conditions as the bonds of 2024 Series A (except for the date of original issuance, the offering price and, if applicable, the initial interest payment date) may also be issued by the Company without the consent of the holders of the bonds of 2024 Series A, pursuant to a separate supplemental indenture related thereto. Such additional bonds of 2024 Series A shall be part of the same series as the bonds of 2024 Series A.

SECTION 1.02.      Form of Bonds of 2024 Series A. The bonds of 2024 Series A shall be issued only in fully registered form without coupons in minimum denominations of Two Thousand Dollars ($2,000) and integral multiples of One Thousand Dollars ($1,000) thereafter.

The bonds of 2024 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

SECTION 1.03.      Provisions of Bonds of 2024 Series A; Interest Accrual. The bonds of 2024 Series A shall mature on January 1, 2029, and shall bear interest, including on overdue interest, payable semiannually on January 1 and July 1 of each year, commencing July 1, 2024, at the rate specified in their title, until the Company’s obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 2024 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined). The bonds of 2024 Series A shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

Each bond of 2024 Series A authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of January 23, 2024 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2024 Series A, or if the date of authentication thereof is prior to July 1, 2024, then from January 23, 2024, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Interest on the bonds of 2024 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any bond of 2024 Series A is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2024 Series A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment (i.e., January 1 or July 1) shall mean the December 15 or June 15, as the case may be, next preceding such interest payment date, or if such December 15 or June 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 1.04.      Transfer and Exchange of Bonds of 2024 Series A The bonds of 2024 Series A may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2024 Series A of other authorized denominations. Notwithstanding the provisions of Section 305 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2024 Series A or for the exchange of any bonds of 2024 Series A for bonds of other authorized denominations.

SECTION 1.05.      Consent to Amendment and Restatement of Mortgage Indenture. Each holder of a bond of 2024 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

ARTICLE 2.

REDEMPTION OF BONDS OF 2024 SERIES A

SECTION 2.01.      Redemption of Bonds of 2024 Series A. Prior to the Par Call Date, the Company may redeem the bonds of 2024 Series A at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount of the bonds of 2024 Series A to be redeemed and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of 2024 Series A discounted to the redemption date (assuming the bonds of 2024 Series A matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, or

(2) 100% of the principal amount of the bonds of 2024 Series A being redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date the Company may redeem the bonds of 2024 Series A at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2024 Series A being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

SECTION 2.02.      Definitions Applicable to Redemption Provisions. The terms which follow, when used in this Supplemental Indenture, shall have the following meanings:

“Par Call Date” means December 1, 2028 (the date that is one month prior to the maturity date of the bonds of 2024 Series A).

“Treasury Rate” means, with respect to any redemption date, the rate per annum determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of bonds of 2024 Series A to be redeemed.

In the case of a partial redemption, selection of the bonds of 2024 Series A for redemption will be made by lot or pursuant to the applicable depositary’s procedures. No bonds of a principal amount of $2,000 or less will be redeemed in part. If any bond of 2024 Series A is to be redeemed in part only, the notice of redemption that relates to the bonds of 2024 Series A will state the portion of the principal amount of the bond of 2024 Series A to be redeemed. A new bond of 2024 Series A in a principal amount equal to the unredeemed portion of such bond of 2024 Series A will be issued in the name of the holder of the bond of 2024 Series A upon surrender for cancellation of the original bond of 2024 Series A. For so long as the bonds of 2024 Series A are held by DTC (or another depositary), the redemption of the bonds of 2024 Series A shall be done in accordance with the policies and procedures of the depositary.

On and after the redemption date interest will cease to accrue on the bonds of 2024 Series A or portions thereof called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the bonds of 2024 Series A to be redeemed on such date.

Any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, the completion or occurrence of a related transaction or event, as the case may be, and any notice of redemption made in connection with a related transaction or event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. If such redemption is subject to satisfaction of one or more conditions precedent, such notice will describe each such condition, and if applicable, will state that, at the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions are satisfied (or waived by the Company in its sole discretion), or that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions are not satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date as so delayed, or that such notice may be rescinded at any time in the Company’s discretion if in its good faith judgment any or all of such conditions will not be satisfied. If any such condition precedent has not been satisfied, the Company shall provide written notice prior to the close of business on the business day immediately prior to the redemption date. Upon receipt of such notice, the notice of redemption shall be rescinded or delayed, and the redemption of the bonds of 2024 Series A shall be rescinded or delayed as provided in such notice.

ARTICLE 3.

AMENDMENT OF MORTGAGE INDENTURE

SECTION 3.01.      Amendment to Section 1606 of the Mortgage Indenture. Section 1606 of the Mortgage Indenture is hereby amended by deleting clause (iv) of Section 1606(a) in its entirety and replacing it with the following clause (iv):

“      (iv) an Opinion of Counsel to the effect that the certificates and other instruments which have been or are therewith delivered to the Trustee conform to the requirements of this Mortgage, and that all conditions precedent herein provided for relating to such withdrawal have been complied with.”

SECTION 3.02.      Applicability of Amendment to Mortgage Indenture. Except as provided in Section 3.01 hereof, each and every term and condition contained in this Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the bonds of 2024 Series A and not to any other Securities under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with this Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

ARTICLE 4.

MISCELLANEOUS

SECTION 4.01.      Benefits of Supplemental Indenture and Bonds of 2024 Series A. Nothing in this Supplemental Indenture, or in the bonds of 2024 Series A, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

SECTION 4.02.      Effect of Table of Contents and Headings. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

SECTION 4.03.      Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

IN WITNESS WHEREOF, The Connecticut Light and Power Company, doing business as Eversource Energy, has caused these presents to be executed by its Assistant Treasurer-Corporate Finance and Cash Management and its corporate seal to be hereunto affixed, duly attested by its Secretary, and Deutsche Bank Trust Company Americas has caused these presents to be executed and its corporate seal to be hereunto affixed by Deutsche Bank National Trust Company, its authorized signatory, by a Vice President and an Assistant Vice President, duly attested by a Vice President, as of the day and year first above written.

[The remainder of this page left blank intentionally; signature pages follow.]

Attest:	THE CONNECTICUT LIGHT AND POWER COMPANY doing business as EVERSOURCE ENERGY

/s/ Florence J. Iacono	By:	/s/ Emilie G. O’Neil
Florence J. Iacono Secretary		Emilie G. O’Neil Assistant Treasurer-Corporate Finance and Cash Management

(SEAL)	Signed, sealed and delivered in the presence of:

/s/ Sean O’Neil

/s/ Samantha Popkin

COMMONWEALTH OF MASSACHUSETTS	)
) ss.: BOSTON
COUNTY OF Suffolk	)

On this 20th day of December, 2023, before the undersigned officer, personally appeared Emilie G. O’Neil and Florence J. Iacono who acknowledged themselves to be the Assistant Treasurer–Corporate Finance and Cash Management, and the Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as EVERSOURCE ENERGY, a Connecticut corporation, and that they, as such Assistant Treasurer-Corporate Finance and Cash Management, and such Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as the Assistant Treasurer-Corporate Finance and Cash Management, and the Secretary, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Florence J. Iacono
Notary Public
My commission expires: January 11, 2030.
(SEAL)

Attest:	DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE

/s/ Yuri Tanaka	By:	/s/ Irina Golovashchuk
Name: Yuri Tanaka
Title: Assistant Vice President
	By:	/s/ Joseph Denno

(SEAL)	Signed, sealed and delivered in the presence of:

/s/ Gabby Nixon

/s/ Paul Jeanbart

STATE OF NEW york	)
) ss.:
COUNTY OF new York	)

On this 18th day of December, 2023, before the undersigned officer, personally appeared Irina Golovashchuk and Joseph Denno, acknowledged themselves to be VPS, as authorized signatory for DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, a corporation, and that they, as officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as VP, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Annie Jaghatspanyan
Notary Public My commission expires: September 3, 2027.
(SEAL)

SCHEDULE A

[FORM OF BOND OF 2024 SERIES A]

CUSIP No. 207597 ER2

No. 1	$350,000,000

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

Incorporated under the Laws of the State of Connecticut

4.65% FIRST AND REFUNDING MORTGAGE BOND, 2024 SERIES A,

DUE 2029

PRINCIPAL DUE January 1, 2029

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as EVERSOURCE ENERGY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Fifty Million Dollars ($350,000,000), on January 1, 2029 and to pay interest, including overdue interest, on said sum, semiannually in arrears on January 1 and July 1 of each year, commencing July 1, 2024 until the Company’s obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication thereof is prior to July 1, 2024, then from January 23, 2024, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on the bonds of 2024 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the December 15 or June 15, as the case may be, next preceding the interest payment date, or, if such December 15 or June 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

IN WITNESS WHEREOF, The Connecticut Light and Power Company, doing business as Eversource Energy, has caused this bond to be executed in its corporate name and on its behalf by its Assistant Treasurer-Corporate Finance and Cash Management by her signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of January 23, 2024

THE CONNECTICUT LIGHT AND POWER COMPANY doing business as EVERSOURCE ENERGY

By:
Emilie G. O’Neil
Assistant Treasurer-Corporate Finance and Cash Management

Attest:

Florence J. Iacono Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE

Dated as of January 23, 2024	By:
Name:
Title: Authorized Officer

[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

4.65% FIRST AND REFUNDING MORTGAGE BOND, 2024 Series A,

DUE 2029

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to Three Hundred Fifty Million Dollars ($350,000,000), consisting only of registered bonds without coupons and designated “4.65% First and Refunding Mortgage Bonds, 2024 Series A, due 2029” all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by ninety-two Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009, October 1, 2011, January 1, 2013, April 1, 2014, May 1, 2015, November 1, 2015, March 1, 2017, August 1, 2017, March 1, 2018, March 1, 2019, September 1, 2019, December 1, 2020, June 1, 2021, January 1, 2023 and July 1, 2023 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided. The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York (“DTC”) or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series (“Book-Entry Interests”) having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the “Participants”) and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

As provided in the Supplemental Indenture, this bond shall be subject to redemption prior to maturity as follows:

Prior to the Par Call Date, the Company may redeem the bonds of 2024 Series A at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount of the bonds of 2024 Series A to be redeemed and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of 2024 Series A discounted to the redemption date (assuming the bonds of 2024 Series A matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, or

(2) 100% of the principal amount of the bonds of 2024 Series A being redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date the Company may redeem the bonds of 2024 Series A at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2024 Series A being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means December 1, 2028 (the date that is one month prior to the maturity date of the bonds of 2024 Series A).

“Treasury Rate” means, with respect to any redemption date, the rate per annum determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of bonds of 2024 Series A to be redeemed.

In the case of a partial redemption, selection of the bonds of 2024 Series A for redemption will be made by lot or pursuant to the applicable depositary’s procedures. No bonds of a principal amount of $2,000 or less will be redeemed in part. If any bond of 2024 Series A is to be redeemed in part only, the notice of redemption that relates to such bond of 2024 Series A will state the portion of the principal amount of the bonds of 2024 Series A to be redeemed. A new bond of 2024 Series A in a principal amount equal to the unredeemed portion of such bond of 2024 Series A will be issued in the name of the holder of the bond of 2024 Series A upon surrender for cancellation of the original bond of 2024 Series A. For so long as the bonds of 2024 Series A are held by DTC (or another depositary), the redemption of the bonds of 2024 Series A shall be done in accordance with the policies and procedures of the depositary.

On and after the redemption date interest will cease to accrue on the bonds of 2024 Series A or portions thereof called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the bonds of 2024 Series A to be redeemed on such date.

Any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, the completion or occurrence of a related transaction or event, as the case may be, and any notice of redemption made in connection with a related transaction or event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. If such redemption is subject to satisfaction of one or more conditions precedent, such notice will describe each such condition, and if applicable, will state that, at the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions are satisfied (or waived by the Company in its sole discretion), or that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions are not satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date as so delayed, or that such notice may be rescinded at any time in the Company’s discretion if in its good faith judgment any or all of such conditions will not be satisfied. If any such condition precedent has not been satisfied, the Company shall provide written notice prior to the close of business on the business day immediately prior to the redemption date. Upon receipt of such notice, the notice of redemption shall be rescinded or delayed, and the redemption of the bonds of 2024 Series A shall be rescinded or delayed as provided in such notice.

If this bond is called for redemption in whole or in part and payment is duly provided as specified in the Indenture, this bond, or the part thereof so called, shall cease to be entitled to the security of the Indenture, and from and after the date fixed in the call for such redemption, interest shall cease to accrue on this bond, or on such part so called; and if less than the whole principal amount hereof shall be called, the registered owner hereof shall, in addition to the sums payable on account of the part called, be entitled, at his option, to receive on surrender hereof one or more bonds of this series, of an aggregate principal amount equal to that part of the principal amount hereof not called and paid, or to present this bond for the notation hereon by the Trustee (or to make such notation in accordance with an agreement for payment of principal filed with the Trustee as provided in this bond) of the payment of the part of the principal amount hereof then called and paid.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of 2024 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

SCHEDULE B

PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE

CL&P FEE ACQUISITIONS

(6/13/2023 – 12/29/2023)

CL&P Fee Acquisitions (Between 06/13/2023 - 12/29/2023)				Recording Information
Grantor	Street	Town	ST	Date Recorded	Book	Page	Closed
John F Kessler II & Raymond E Kessler	226-224 Prospect Avenue	Hartford	CT	10/13/23	8167	145	10/09/23

Hartford, CT – Acquisition of 226-244 Prospect Avenue

CL&P purchased the fee simple interest in a +/- 4.77-acre parcel of land with a structure thereon from John F. Kessler II & Raymond E. Kessler for future use by Transmission Engineering. The deed was recorded in the Hartford Land Records on October 13, 2023 at Volume 8167, Page 145.

CL&P NON-DISTRIBUTION EASEMENTS

(6/13/2023 – 12/29/2023)

CL&P Non-Distribution Easements (Between 06/13/2023 - 12/29/2023)				Recording Information
Grantor	Street	Town	ST	Date Recorded	Book	Page	Closed
Jane O Rice	340 Foster Road	South Windsor	CT	09/20/23	3019	256	08/09/23
City of Waterbury	Sagamore Avenue	Waterbury	CT	11/13/23	8794	21	09/28/23
Sea Research Foundation, Inc. d/b/a Mystic Aquarium	55 Coogan	Stonington	CT	11/14/23	853	52	08/15/23
Matthew T & Jaclyn M Shea	4 Bonfoey Road	East Haddam	CT	Pending			09/20/23
Edward C Hall	Bassetts Bridge Road	Mansfield	CT	Pending			10/26/23
Michael & Virginia Merati	18 Costa Lane	Redding	CT	09/26/23	445	834	08/22/23
25 Van Zant Street Condominium, Inc.	25 Van Zant Street	Norwalk	CT	10/05/23	9663	120	10/04/23
State of Connecticut, Dept of Transportation	90 Water Street	Norwalk	CT	11/08/23	9675	268	07/11/23
Champion House, LLC	83 Main Street	East Haddam	CT	Pending			09/20/23
Sono Gardens	15 Madison Street	Norwalk	CT	12/11/23	9685	94	12/06/23
Sono Gardens	15 Madison Street	Norwalk	CT	12/11/23	9685	102	10/13/23
City of Norwalk	10 & 22A Seaview Ave and 2 Monroe St	Norwalk	CT	Pending			08/16/23

CL&P DISTRIBUTION EASEMENTS

(6/13/2023 – 12/31/2023)

State	Grantor Name	Project Number	Date Recorded	Book / Page	Town / City
CT	Anthony Verillo	E20107	6/21/23	1370/279	Branford
CT	Frederick Robinson	E20107	6/21/23	1370/275	Branford
CT	Five Court, LLC	E20107	6/21/23	1370/283	Branford
CT	Kenneth Cusano and Maria Cusano	E20107	6/21/23	1370/287	Branford
CT	Albert & Tatiana Rojas	E21138	10/25/23	2285/711	Madison
CT	Laurelwood Farms LLC	E22007	10/3/23	2843/940	Vernon
CT	State of Connecticut	E22029	7/13/23	858/182	Putnam
CT	The Roberta C. Burns-Macnaughton Revocable Trust	E22055	3/22/23	459/508	Granby
CT	The Roberta C. Burns-Macnaughton Revocable Trust	E22055	3/22/23	237/1052	East Granby
CT	Choice Bovine Resotoration Company, LLC	E22080	10/5/23	183/1006	Chester
CT	33 West End Avenue, LLC	E22081	6/13/23	1369/823	Branford
CT	Housing Authority of the City of Hartford	E22106	10/23/23	8170/71	Hartford
CT	Lavallee Construction, Inc.	E22114	9/11/23	1048/206	Thompson
CT	Christie Properties, LLC and Peter C. Diakun, Trustee	E22122	6/20/23	848/949	Stonington
CT	Mannarino Builders, Inc.	E23011	10/17/23	3022/263	South Windsor
CT	Kyle J. Newton, Kristin L. Kane, Marlene V. Breer, as Co-Trustees of the Newton Family Trust	E23013	12/15/23	304/206	Durham
CT	Jeannette G. Anderson, Trustee	E23015	9/18/23	1374/710	Branford
CT	150 Sullivan LLC	E23018	8/29/23	3016/205	South Windsor
CT	150 Sullivan LLC (CL&P Assignment)	E23018	8/29/23	3016/207	South Windsor
CT	Richard J. Jone and Mary Hine	E23020	8/21/23	1295/435	Groton
CT	Earl J. Palmer	E23023	6/9/23	848/587	Stonington
CT	Marc Lotti	E23023	6/9/23	848/585	Stonington
CT	Silicon Ranch Corporation	E23024	10/19/23	247/50	North Stonington
CT	North Star Farm, LLC and North Star Farm II, LLC	E23028	8/3/23	850/218	Stonington
CT	Catholic Cemeteries Association, Archdiocese of Hartford, Inc.	E23032	7/11/23	2876/596	Enfield
CT	Devcon Manchester LLC	E23034	12/5/23	4728/1154	Manchester
CT	Brandon Flack and Cynthia Flack	E23036	8/31/23	850/1068	Stonington
CT	Adams Builders LLC	E23038	8/29/23	1832/126	Wateford
CT	Rentschler MD Land LLC	E23040	9/21/23	4203/121	East Hartford
CT	Rentschler WD East LLC	E23040	9/21/23	4203/125	East Hartford
CT	Rentschler WD West LLC	E23040	9/21/23	4203/131	East Hartford
CT	Ripley Hill Development LLC	E23045	8/2/23	4719/1121	Manchester
CT	Clifton B. Chapman	E23047	9/26/23	2843/508	Vernon
CT	Riverside Developments, LLC	E23048	7/13/23	1371/232	Branford

State	Grantor Name	Project Number	Date Recorded	Book / Page	Town / City
CT	Elizabeth J. Perry	E23050	8/2/23	1099/98	East Lyme
CT	Ryan Pollzzo and Lea Marie Catherman	E23055	11/3/23	1377/675	Branford
CT	Shane Pollock	E23056	9/25/23	718/211	Brooklyn
CT	32 Prospect Hill, LLC	E23060	8/7/23	1372/377	Branford
CT	JBRV LLC	E23061	11/3/23	852/921	Stonington
CT	H. Kirk Watson and Tracy S. Watson	E23063	9/29/23	3802/112	Glastonbury
CT	NP BGO Great Pond, LLC	E23064	11/7/23	1958/274	Windsor
CT	CT Granby Station 280 LLC	E23066	7/10/23	460/1196	Granby
CT	Melville AJ Manwaring	E23068	11/16/23	1103/648	East Lyme
CT	Michael C. Nogas	E23069	7/19/23	233/897	Willington
CT	Gino P. Troiano, Sr. and Nancy W. Troiano	E23070	9/29/23	2082/569	Middletown
CT	Birdon Property, LLC	E23071	10/12/23	1096/58	Portland
CT	2610 Main LLC	E23072	9/18/23	3801/879	Glastonbury
CT	Pickwick Farm Properties, LLC	E23073	10/4/23	247/338	North Stonington
CT	Michael P. Kelly and Nathayla M. Kelly	E23074	10/5/23	2285/138	Madison
CT	Housing Authority of the Town of Stafford and Avery Park Phase II Limited Parnership	E23075	8/21/23	724/669	Stafford
CT	Cohanzie Partners, LP	E23076	9/20/23	1834/272	Waterford
CT	Housing Authority of the City of Middletown	E23083	10/5/23	2083/13	Middletown
CT	Auxxi Horizon Commons, LLC	E23085	10/6/23	754/233	Rocky Hill
CT	Katherine Anne Fonicello, et. al.	E23086	10/26/23	1012/377	Guilford
CT	777 Day Hill Road Realty Co.	E23087	7/17/2023	1953/161	Windsor
CT	Masons 17 CT, LLC	E23088	9/14/23	851/367	Stonington
CT	1486 Boston Post Road LLC	E23089	11/14/23	1013/157	Guilford
CT	Habitat for Humanity of North Central Connecticut, Inc.	E23095	11/3/23	4213/188	East Hartford
CT	Carma, LLC	E23096	10/30/23	643/283	East Hampton
CT	Long Hill Estates, LLC	E23096	10/30/23	643/281	East Hampton
CT	Chestnut Ridge, LLC	E23100	8/18/23	695/1022	Montville
CT	Beth El Temple of West Hartford Inc.	E23102	12/14/23	790/366	Avon
CT	Cassie and Brian Baum	E23102	12/14/23	790/364	Avon
CT	Honeyman Builders, LLC	E23102	12/14/23	790/360	Avon
CT	Paul T. McLaughlin	E23102	12/14/23	790/358	Avon
CT	Mystic Apartments II, LLC and Lattizori Development, LLC	E23101	9/11/23	851/242	Stonington
CT	Eagleview Homes LLC	E23104	10/31/23	1012/607	Guilford
CT	56 Stony Creek Property Management, LLC	E23109	9/18/23	1374/649	Branford
CT	South Road Morlborough, LLC	E23110	11/30/23	643/1063	East Hampton
CT	Jennifer L. Federico & Nancy Tomassini	E23119	11/16/23	1378/537	Branford
CT	Stone X Realty LLC	E23122	12/21/23	2165/899	Wethersfield
CT	Alfeu T. Felix	E23122	12/21/23	2165/899	Wethersfield
CT	Ernest J. Collelo, Jr.	E23123	9/21/23	611/600	Plainfield
CT	Bridge Road 105 LLC	E23126	11/1/23	424/481	Haddam
CT	Joshua Raymond Bell and Heather Petzold-Bell	E23129	11/15/23	184/95	Chester
CT	Nicholas Foster and Inger Foster	E23130	10/6/23	687/80	Old Saybrook
CT	Patricia Pearson	E23136	12/8/23	1379/907	Branford
CT	JFIV Holdings, LLC	E23141	11/15/23	755/351	Rocky Hill

State	Grantor Name	Project Number	Date Recorded	Book / Page	Town / City
CT	85 Sunset Beach, LLC	E23143	11/3/23	1377/681	Branford
CT	85 Sunset Beach, LLC (CL&P Assignment)	E23143	11/3/23	1377/684	Branford
CT	150 Dividend Road, LLC	E23146	11/16/23	755/364	Rocky Hill
CT	George Raffia & Sons, Inc.	E23162	12/5/23	2890/405	Enfield
CT	Housing Authority of the Town of Greenwich	W21094	10/12/23	7989/219	Greenwich
CT	Glendale Commerce Park Condominium, Inc.	W21228	10/19/23	13252/22	Stamford
CT	6 Clifford LLC	W21231	11/16/23	4330/1158	Westport
CT	SH Atlantic LLC	W22011	6/9/23	13186/264	Stamford
CT	Cross Construction, LLC	W22035	4/27/22	2353/210	Newington
CT	CP Owner, LLC	W22072	9/29/23	2388/332	Newington
CT	29 Wallingford Road, LLC	W22091	7/12/23	3182/298	Cheshire
CT	200 OTR Associates, LLC	W22091	7/12/23	3182/292	Cheshire
CT	Eddie Rabbit, LLC	W22091	7/12/23	3182/295	Cheshire
CT	Lawrence M. Stevens, Jr.	W22106	11/6/23	219/682	Sharon
CT	Frontier Glenville LLC	W22152	9/26/23	13241/212	Stamford
CT	SF 1910 A LLC and SF 1910 D LLC	W22161	10/26/23	8271/191	Greenwich
CT	Hearth Home Builders, LLC	W22164	10/6/23	577/1125	New Fairfield
CT	469 Field Point LLC	W22169	7/14/23	8239/63	Greenwich
CT	237 - 241 Henry Street LLC	W22174	10/20/23	13253/10	Stamford
CT	Mark Joseph Hale and Sarah A. Hale	W22182	7/14/23	431/220	Westport
CT	Edwin Saguay and Lourdes Baculima	W22200	9/6/23	5504/907	Meriden
CT	Lone Oak East LLC	W22205	12/15/23	154/527	North Canaan
CT	Estate of Charles Edwards, Sean Flynn, Administrator	W22213	8/14/23	251/979	Beacon Falls
CT	Meadow Commons Owner LLC	W22225	8/23/23	2385/771	Newington
CT	The Residences at Newington, LLP	W22225	8/23/23	2385/776	Newington
CT	LT Stamford LLC	W22233	12/21/23	13273/25	Stamford
CT	Aquarion Water Company of Connecticut	W22239	6/23/23	1078/21	New Canaan
CT	Daniel J. Thomas	W22242	9/14/23	666/311	Plainville
CT	QOZB V, LLC	W23005	7/11/23	13200/320	Stamford
CT	Ball & Socket Arts, Inc.	W23010	6/20/23	3179/238	Cheshire
CT	Premiere Home Development, LLC	W23017	12/13/23	2676/351	Danbury
CT	Roland O. Levesque, Jr. and Betsey N. Levesque, Northwest Connecticut Land Conservatory, Inc.	W23023	10/17/23	200/343	Kent
CT	Travis Bennett	W23030	8/14/23	338/559	Middlebury
CT	Fragola Enterprises, LLC	W23034	10/5/23	2267/630	Bristol
CT	Sandra Shorter-Duncan, Fenway Residence LLC and Fenway Association, Inc.	W23037	7/6/23	13198/254	Stamford
CT	WFLP Mitchell, LLC	W23039	10/12/23	3197/171	Cheshire
CT	The Foundation for Norfolk Living, Inc.	W23041	8/1/23	129/389	Norfolk
CT	402 Taconic Road LLC	W23042	9/19/23	13238/49	Stamford
CT	AREC 5 LLC	W23045	12/19/23	13276/11	Stamford
CT	Buck Fever, LLC	W23054	9/26/23	666/706	Plainville
CT	Johnnycake Mountain Associates and Johnnycake Mountain, LLC (CL&P Assignment)	W23064	10/26/23	392/573	Burlington
CT	Pike Newington, LLC	W23069	7/13/23	2382/670	Newington

State	Grantor Name	Project Number	Date Recorded	Book / Page	Town / City
CT	Little Wing Exp., LLC	W23072	7/26/23	154/812	North Canaan
CT	Ronald Wolff and Eric Carrier	W23073	7/5/23	759/468	Southbury
CT	Colvest/Kensington, LLC	W23074	7/18/23	817/293	Berlin
CT	Matthew Hoffman (CL&P Assignment)	W23080	8/14/23	445/251	Redding
CT	Federal Road Apartments, LLC	W23081	11/6/23	824/428	Brookfield
CT	Maasser Annual Reunion Association, Inc.	W23084	7/18/23	94/573	Colebrook
CT	Glenwood Avenue, LLC	W23088	11/7/23	9675/118	Norwalk
CT	Joseph Calvanese, Jr.	W23090	10/25/23	1594/1015	Southington
CT	Paul J. Mariano & Linda R. Mariano	W23094	7/25/23	760/157	Southbury
CT	1004 Associates, LLC	W23099	11/30/23	13269/227	Stamford
CT	The Jostal Corporation	W23101	9/12/23	9652/327	Norwalk
CT	The Jostal Corporation (CL&P Assignment)	W23101	9/12/23	9652/329	Norwalk
CT	Trumpf, Inc.	W23104	11/1/23	1267/479	Farmington
CT	Town of Southington	W23107	9/18/23	1592/891	Southington
CT	Petro Pat LLC	W23108	8/22/23	558/98	Wolcott
CT	Premiere Properties LLC	W23112	9/22/23	2300/114	Watertown
CT	WFLP Mitchell, LLC	W23119	8/23/23	3189/139	Cheshire
CT	Robin Leduc, LLC	W23120	10/13/23	1594/324	Southington
CT	Rowayton Holdings LLC	W23123	8/29/23	9646/290	Norwalk
CT	Willow Brook Farms, LLC	W23125	9/18/23	200/277	Kent
CT	Michael Rees & Allison Rees	W23126	12/12/23	1084/30	New Canaan
CT	Lawton/Washburn Development, LLC	W23133	10/30/23	480/294	Canton
CT	Turtleback VIII Partners LLC	W23152	11/6/23	1082/815	New Canaan
CT	Nishi Real Estate LLC	W23153	10/16/23	1400/112	Torrington
CT	Jose Cotas	W23154	10/23/23	925/32	Prospect
CT	Edwin Saguay and Lourdes Baculima	W23156	10/16/23	5508/187	Meriden
CT	Estate of William G. Thomas, Craig W. Thomas, Executor	W23159	10/16/23	260/388	Washington
CT	Estate of William G. Thomas, Craig W. Thomas, Executor	W23159	10/16/23	1266/506	New Milford
CT	Bivona Developments, LLC	W23161	11/15/23	1759/666	Darien
CT	Bartlett Headquarters, LLC	W23165	11/20/23	3202/131	Cheshire
CT	Bartlett Headquarters, LLC	W23165	11/20/23	560/360	Wolcott
CT	Eastpointe Cheshire Owner, LLC	W23167	12/6/23	3204/87	Cheshire
CT	Alan H. Eames, Jr. and Jamie B. Pressman	W23171	11/30/23	304/19	Durham
CT	Soapy Noble New Britain LLC	W23176	11/13/23	2172/209	New Britain
CT	Patricia Colgan Davis	W23188	12/21/23	4332/257	Westport
CT	Meadow Wood/Otter Rock Association, Inc.	W23192	12/20/23	8287/139	Greenwich